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                                                                    Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                                LUIGINO'S, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange offer of Luigino's, Inc. (the "Company") made pursuant to the Prospectus, dated [_________ ], 1999 (the Prospectus"), if certificates or the outstanding 10% Senior Subordinated Notes due 2006 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach U.S. Bank Trust National Association, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.



       Delivery To: U.S. Bank Trust National Association, Exchange Agent

                 By Mail:                       By Overnight Courier:

   U.S. Bank Trust National Association    U.S. Bank Trust National Association
                 [ADDRESS]                            [ADDRESS]
                 [ADDRESS]                            [ADDRESS]
             Attention: [NAME]                   Attention: [NAME]
                   [NAME]                              [NAME]
  By Hand:  in New York (as Drop Agent)         By Hand:  in [CITY]
  U.S. Bank Trust National Association     U.S. Bank Trust National Association
                 [ADDRESS]                            [ADDRESS]
                 [ADDRESS]                            [ADDRESS]


                             For Information Call:
                                    [NUMBER]

                           By Facsimile Transmission
                       (for Eligible Institutions only):
                                    [NUMBER]

                            Attention:  [DEPARTMENT]
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                             Confirm by Telephone:
                                    [NUMBER]


Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.
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Principal Amount of Old Notes Tendered:*     If Old Notes will be delivered by
                                             book-entry transfer to The
                                             Depository Trust Company, provide
                                             account number.
$ ___________________________________
     Certificate Nos. (if available):


Total Principal Amount Represented by Old
Notes Certificate(s):

$ ___________________________________    Account Number  ______________________


--------------------------------------------------------------------------------

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X___________________________________        __________

X___________________________________        __________
         Signature(s) of Owner(s)              Date
         or Authorized Signatory

Area Code and Telephone Number:  ____________________________

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):
_____________________________________________________________________
_____________________________________________________________________
_____________________________________________________________________

Capacity: ___________________________________________________________
Address(es):  _______________________________________________________
              _______________________________________________________
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         ------------------------------------------------------------

                                   GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the securities Transfer Agents Medallion on Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Com any pursuant to the procedures set forth in "The Exchange Offer-- Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

__________
* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.
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         ______________________________  ____________________________
               Name of Firm                   Authorized Signature

         ______________________________  ____________________________
               Address                              Title

         ______________________________  Name:  ________________________
                     Zip Code                   (Please Type or Print)

      Area Code and Tel. No. __________  Dated:  ________________________


NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.